                                                                  Exhibit 99.14
/X/      PLEASE MARK VOTES
         AS IN THIS EXAMPLE



                                                     DIRECTORS RECOMMEND VOTE FOR ITEM 1

CAROLINA POWER & LIGHT COMPANY
                                                                                                        FOR     AGAINST    ABSTAIN
                                                     1.   APPROVAL OF THE AGREEMENT AND PLAN OF         / /       / /        / /
                                                          SHARE  EXCHANGE  BETWEEN  THE  COMPANY
                                                          AND CP&L  HOLDINGS, INC.

                                                     2.   IN THEIR DISCRETION, THE PROXIES ARE
                                                          AUTHORIZED TO VOTE UPON SUCH OTHER
                                                          BUSINESS THAT IS PROPERLY BROUGHT BEFORE
                                                          THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                     Mark box at right if an address change has been    / /
                                                     noted on the reverse side of this card.




                                                -----------
Please be sure to sign and date this proxy.     Date

-----------------------------------------------------------


-----------------------------------------------------------

Shareholder sign here                   Co- owner sign here

-------------------------------------------------------------------------------
DETACH  CARD                                                       DETACH  CARD


                         CAROLINA POWER & LIGHT COMPANY

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Card. The issues relate to the organization and structure of your Company and require your immediate attention and approval. Details are discussed in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the box on this Proxy Card to indicate how you would like your shares to be voted, then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Shareholders,
                  1999.
-----------------,

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Carolina Power & Light Company

                         CAROLINA POWER & LIGHT COMPANY
             411 FAYETTEVILLE STREET, RALEIGH, NORTH CAROLINA 27601

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

PROXY. The undersigned hereby appoints William Cavanaugh III and Robert B. McGehee, and each of them, as Proxies, with full power of substitution, to vote the shares of stock of Carolina Power & Light Company registered in the name of the undersigned, or which the undersigned has the power to vote, at the Special Meeting of Shareholders of the Company to be held _______________, _________________, 1999, at 10:00 a.m., and at any adjournment thereof, for the proposal set forth on the reverse side hereof and upon other matters properly brought before the meeting. The undersigned acknowledges receipt of the notice of said Special Meeting and the proxy statement.

THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). UNLESS OTHERWISE SPECIFIED, IT WILL BE VOTED FOR THE DIRECTORS' PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF SHARE EXCHANGE BETWEEN THE COMPANY AND CP&L HOLDINGS, INC., AS SET FORTH IN THE PROXY STATEMENT.

-------------------------------------------------------------------------------
 PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN
 THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, or as custodian for a minor, please give full title as such. If a corporation, please have signed in full corporate name by any authorized officer, giving full title. If a partnership, sign in full partnership name by an authorized person, giving full title.
-------------------------------------------------------------------------------


HAS  YOUR  ADDRESS  CHANGED?  COMPLETE  BELOW.
NEW  ADDRESS: